UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2025
Crescent Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-41132	87-1133610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
600 Travis Street, Suite 7200,
Houston, Texas 77002
(Address of principal executive offices, including zip code)
(713) 332-7001
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CRGY	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On December 15, 2025 (the “Closing Date”), Crescent Energy Company, a Delaware corporation (“Crescent” or “Parent”), completed its previously announced transaction with Vital Energy, Inc., a Delaware Corporation (“Vital” or the “Company”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) with Vital, Venus Merger Sub I Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub Inc.”), and Venus Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub LLC”). Capitalized terms used herein but not otherwise defined will have the meanings ascribed to them in the Merger Agreement.
Pursuant to the terms of the Merger Agreement, (i) at the effective time of the First Company Merger (as defined below) (the “Effective Time”), Merger Sub Inc. merged with and into the Company (the “First Company Merger”), with the Company continuing as the surviving entity (the “Surviving Corporation”) and (ii) immediately following the First Company Merger, the Surviving Corporation merged with and into Merger Sub LLC (the “Second Company Merger” and, together with the First Company Merger, the “Mergers”), with Merger Sub LLC continuing as the surviving entity (the “Surviving Company”), in each case, on the terms and subject to the conditions set forth in the Merger Agreement.
Promptly following the completion of the Mergers, Crescent conducted an internal reorganization, pursuant to which (i) Crescent contributed all of the issued and outstanding limited liability company interests of Merger Sub LLC to Artemis Acquisition Holdings Inc. (“Artemis”), (ii) immediately following the events of clause (i), Artemis contributed all of the issued and outstanding limited liability company interests of Merger Sub LLC to Crescent Energy OpCo LLC (“Crescent OpCo”), (iii) immediately following the events of clause (ii), Crescent OpCo contributed all of the issued and outstanding limited liability company interests of Merger Sub LLC to Crescent Energy Finance, LLC (“Crescent Finance”), (iv) immediately following the events of clause (iii), Crescent Finance contributed all of the equity in its operating subsidiaries to Merger Sub LLC, and (v) immediately following the events of clause (iv), Merger Sub LLC merged with and into Crescent Finance, with Crescent Finance surviving the merger (collectively, the “Internal Reorganization”).
The events described in this Current Report on Form 8-K took place in connection with the completion of the Mergers.
Item 1.01.    Entry into a Material Definitive Agreement.
Vital Notes and Supplemental Indentures
Vital 2029 Notes
On July 16, 2021, Vital (formerly known as Laredo Petroleum, Inc. (“Laredo”)) issued 7.75% Senior Notes due 2029 (the “Vital 2029 Notes”), pursuant to an indenture, dated as of July 16, 2021 (as amended or supplemented from time to time, the “Vital 2029 Notes Indenture”), among Laredo, the guarantors party thereto, and Wells Fargo Bank, National Association, as trustee. In connection with the Mergers and the subsequent Internal Reorganization, Crescent Finance assumed the obligations under the Vital 2029 Notes pursuant to the Vital 2029 Notes Supplemental Indenture (as defined below).
The Vital 2029 Notes are senior unsecured obligations of Crescent Finance. The Vital 2029 Notes rank equally in right of payment with all of the Crescent Finance’s existing and future senior indebtedness and senior to any subordinated indebtedness that Crescent Finance may incur.
Maturity and Interest
The Vital 2029 Notes will mature on July 31, 2029, with interest accruing at a rate of 7.75% per annum and payable semi-annually, in cash in arrears, on January 31 and July 31 of each year.

Optional Redemption
Crescent Finance may, on one or more occasions, redeem all or a part of the Vital 2029 Notes at the redemption prices (expressed as percentages of the principal amount) set forth below, plus accrued and unpaid interest, if any, to the applicable redemption date, subject to the rights of holders of the Vital 2029 Notes on the relevant record date to receive interest due on the relevant interest payment date, if redeemed during the twelve-month period beginning on July 31 of the years indicated below:

Year	Redemption Price
2025	101.9375%
2026 and thereafter	100.000%
Certain Covenants
On December 12, 2025, Vital entered into that certain Second Supplemental Indenture to the Vital 2029 Notes Indenture, in connection with the previously announced exchange offer and consent solicitation relating to the Vital 2029 Notes, pursuant to which certain covenants were removed from the Vital 2029 Notes Indenture. The supplemental indenture will become operative upon the settlement of the exchange offer and consent solicitation and the payment of the applicable consent fee.
Events of Default
If an Event of Default (as defined in the Vital 2029 Notes Indenture) occurs and is continuing under the Vital 2029 Notes Indenture, the U.S. Bank Trustee or holders of at least 25% in aggregate principal amount of the then total outstanding Vital 2029 Notes may (with written notice to Crescent Finance (and the U.S. Bank Trustee, if given by all the holders)) declare all unpaid principal of, premium, if any, and accrued interest, if any, on all outstanding Vital 2029 Notes to be due and payable immediately; provided that the Vital 2029 Notes will be due and payable immediately in an amount equal to the principal amount of the Vital 2029 Notes without further action or notice if such an Event of Default arises from certain events of bankruptcy, insolvency or reorganization with respect to Crescent Finance or any significant subsidiary.
Supplemental Indenture
On the Closing Date, Crescent Finance entered into that certain Third Supplemental Indenture (the “Vital 2029 Notes Supplemental Indenture”) to the Vital 2029 Notes Indenture, among Crescent Finance and U.S. Bank Trust Company, National Association (“U.S. Bank Trustee”), as trustee, pursuant to which Crescent Finance assumed the obligations of Merger Sub LLC, as successor in interest to Vital.
Vital 2030 Notes
On September 25, 2023, Vital issued 9.750% Senior Notes due 2030 (the “Vital 2030 Notes”), pursuant to the Fifth Supplemental Indenture (as amended or supplemented from time to time, the “Vital 2030 Notes Indenture”), among Vital, the guarantors party thereto, and U.S. Bank Trustee, as trustee, and Computershare Trust Company, National Association, as base trustee. In connection with the Mergers and the subsequent Internal Reorganization, Crescent Finance assumed the obligations under the Vital 2030 Notes pursuant to the Vital 2030 Notes Supplemental Indenture (as defined below).
The Vital 2030 Notes are senior unsecured obligations of Crescent Finance. The Vital 2030 Notes rank equally in right of payment with all of the Crescent Finance’s existing and future senior indebtedness and senior to any subordinated indebtedness that Crescent Finance may incur.

Maturity and Interest
The Vital 2030 Notes will mature on October 15, 2030, with interest accruing at a rate of 9.750% per annum and payable semi-annually, in cash in arrears, on April 15 and October 15 of each year.
Optional Redemption
On or after October 15, 2026, Crescent Finance may redeem all or a part of the Vital 2030 Notes at the redemption prices (expressed as percentages of the principal amount) set forth below, plus accrued and unpaid interest, if any, to the applicable redemption date, subject to the rights of holders of the Vital 2030 Notes on the relevant record date to receive interest due on the relevant interest payment date, if redeemed during the twelve-month period beginning on October 15 of the years indicated below:

Year	Redemption Price
2026	104.875%
2027	102.4375%
2028 and thereafter	100.000%
Certain Covenants
On December 12, 2025, Vital entered into that certain Sixth Supplemental Indenture to the Vital 2030 Notes Indenture, in connection with the previously announce exchange offer and consent solicitation relating to the Vital 2030 Notes, pursuant to which certain covenants were removed. The supplemental indenture will become operative upon the settlement of the exchange offer and consent solicitation and the payment of the applicable consent fee.
Events of Default
If an Event of Default (as defined in the Vital 2030 Notes Indenture) occurs and is continuing under the Vital 2030 Notes Indenture, the U.S. Bank Trustee or holders of at least 25% in aggregate principal amount of the then total outstanding Vital 2030 Notes may (with written notice to Crescent Finance (and the U.S. Bank Trustee, if given by all the holders)) declare all unpaid principal, premium, if any, of and accrued interest, if any, on all outstanding Vital 2030 Notes to be due and payable immediately; provided that the Vital 2030 Notes will be due and payable immediately in an amount equal to the principal amount of the Vital 2030 Notes without further action or notice if such an Event of Default arises from certain events of bankruptcy, insolvency or reorganization with respect to Crescent Finance or any significant subsidiary.
Supplemental Indenture
On the Closing Date, Crescent Finance entered into that certain Seventh Supplemental Indenture (the “Vital 2030 Notes Supplemental Indenture”) to the Vital 2030 Notes Indenture, among Crescent Finance, U.S. Bank Trustee, as trustee, and Computershare Trust Company, National Association, as base trustee, pursuant to which Crescent Finance assumed the obligations of Merger Sub LLC, as successor in interest to Vital.
Vital 2032 Notes
On March 28, 2024, Vital issued $800,000,000 aggregate principal amount of 7.875% senior unsecured notes due 2032 (the “Vital 2032 Notes”), pursuant to an indenture, dated as of March 28, 2024 (the “Vital 2032 Notes Indenture”), among Vital, Vital Midstream Services, LLC, a subsidiary of the Company (“Vital Midstream”), and U.S. Bank Trustee, as trustee. In connection with the Mergers and the subsequent Internal Reorganization, Crescent Finance assumed the obligations under the Vital 2032 Notes pursuant to the Vital 2032 Notes Supplemental Indenture (as defined below).

The Vital 2032 Notes are senior unsecured obligations of Crescent Finance. The Vital 2032 Notes are guaranteed on a senior unsecured basis by the guarantors named in the Vital 2032 Notes Supplemental Indenture and may in the future be guaranteed by certain of Crescent’s future restricted subsidiaries.
The Vital 2032 Notes rank equally in right of payment with all of the Crescent Finance’s existing and future senior indebtedness and senior to any subordinated indebtedness that Crescent Finance may incur. Each guarantee ranks equally in right of payment with all existing and future senior indebtedness of the guarantors and senior to any subordinated indebtedness that the guarantors may incur.
Maturity and Interest
The Vital 2032 Notes will mature on April 15, 2032, with interest accruing at a rate of 7.875% per annum and payable semi-annually, in cash in arrears, on April 15 and October 15 of each year.
Optional Redemption
At any time prior to April 15, 2027, Crescent Finance may, on one or more occasions, redeem up to 35% of the aggregate principal amount of the Vital 2032 Notes using funds in an amount not exceeding the net proceeds from one or more private or public equity offerings at a redemption price of 107.875% of the aggregate principal amount of the Vital 2032 Notes redeemed, plus accrued and unpaid interest to the date of redemption, subject to the rights of holders of the Vital 2032 Notes on the relevant record date to receive interest due on the relevant interest payment date, if at least 65% of the aggregate principal amount of the Vital 2032 Notes remains outstanding immediately after such redemption and the redemption occurs within 180 days of the closing date of each such equity offering.
At any time prior to April 15, 2027, Crescent Finance may, on one or more occasions, redeem all or a part of the Notes at a redemption price equal to 100% of the principal amount of the Vital 2032 Notes redeemed, plus a “make-whole” premium as of, and accrued and unpaid interest, if any, to, the redemption date, subject to the rights of holders of the Vital 2032 Notes on the relevant record date to receive interest due on the relevant interest payment date.
On or after April 15, 2027, Crescent Finance may, on one or more occasions, redeem all or a part of the Vital 2032 Notes at the redemption prices (expressed as percentages of the principal amount) set forth below, plus accrued and unpaid interest, if any, to the applicable redemption date, subject to the rights of holders of the Vital 2032 Notes on the relevant record date to receive interest due on the relevant interest payment date, if redeemed during the twelve-month period beginning on April 15 of the years indicated below:

Year	Redemption Price
2027	103.938%
2028	101.969%
2029 and thereafter	100.000%
Change of Control
If certain change of control events occur followed by a rating decline within 60 days, each holder of Vital 2032 Notes may require Crescent Finance to repurchase all or a portion of its Vital 2032 Notes for cash at a price equal to 101% of the aggregate principal amount of such Vital 2032 Notes, plus any accrued and unpaid interest to, but not including, the date of repurchase.
Certain Covenants
The Vital 2032 Notes Indenture contains certain covenants that, among other things, limit the ability of Crescent Finance and its restricted subsidiaries to: (i) pay certain distributions or dividends on, or purchase, redeem or otherwise acquire or retire for value equity interests; (ii) make certain investments; (iii) incur certain additional indebtedness or liens; (iv) sell certain assets or merge with or into other companies; and (v) engage in material transactions with affiliates.
Events of Default
If an Event of Default (as defined in the Vital 2032 Notes Indenture) occurs and is continuing under the Vital 2032 Notes Indenture, the U.S. Bank Trustee or holders of at least 25% in aggregate principal amount of the then total outstanding Vital 2032 Notes may (with written notice to Crescent Finance (and the U.S. Bank Trustee, if given by all the holders)) declare all unpaid principal, premium, if any, of and accrued interest, if any, on all outstanding Vital 2032 Notes to be due and payable immediately; provided that the Vital 2032 Notes will be due and payable immediately in an amount equal to the principal amount of the Vital 2032 Notes without further action or notice if such an Event of Default arises from certain events of bankruptcy, insolvency or reorganization with respect to Crescent Finance or any significant subsidiary.
Supplemental Indenture
On the Closing Date, Crescent Finance entered into that certain First Supplemental Indenture (the “Vital 2032 Notes Supplemental Indenture”) to the Vital 2032 Notes Indenture, among Crescent Finance, the guarantors party thereto, and U.S. Bank Trustee, as trustee, pursuant to which Crescent Finance assumed the obligations of Merger Sub LLC, as successor in interest to Vital, and each subsidiary of Crescent that guarantees Crescent’s existing credit facility became a guarantor of the Vital 2032 Notes.
The foregoing descriptions of the indentures and supplemental indentures do not purport to be complete and are qualified in their entirety by reference to the text of thereof, copies of which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9 and 4.10 to this Current Report on Form 8-K and are incorporated into this Item 1.01 by reference.
Item 2.01.    Completion of Acquisition or Disposition of Assets.
As discussed in the Introductory Note above, on the Closing Date, Crescent completed its previously announced acquisition of Vital.
At the Effective Time, subject to the terms and conditions of the Merger Agreement, (i) each share of capital stock of Merger Sub Inc. issued and outstanding immediately prior to the Effective Time was converted into and represents one fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation and (ii) each share of common stock, par value $0.01 per share, of the Company, issued and outstanding immediately prior to the Effective Time (excluding certain Excluded Shares) (“Eligible Shares”) was converted into the right to receive from Parent 1.9062 fully paid and nonassessable shares of Class A common stock, par value $0.0001 per share, of Parent (the “Parent Common Stock”) (the “Merger Consideration”), with cash to be paid in lieu of fractional shares. All such Eligible Shares, when so converted, ceased to be outstanding and were automatically cancelled and ceased to exist. Each holder of an Eligible Share that was outstanding immediately prior to the Effective Time ceased to have any rights with respect thereto, except the right to receive the Merger Consideration and any cash to be paid in lieu of fractional shares of Parent Common Stock. Further, at the effective time of the Second Company Merger (the “Second Company Merger Effective Time”), (i) each share of common stock of the Surviving Corporation issued and outstanding immediately prior to the Second Company Merger Effective Time was automatically cancelled and ceased to exist, and no consideration was delivered in exchange therefor, and (ii) the limited liability company interests of Merger Sub LLC issued and outstanding as of immediately prior to the Second Company Merger Effective Time remain outstanding and were not affected by virtue of the Second Company Merger, and no consideration was paid in respect thereof, and Parent will continue as the sole member of the Surviving Company.
Additionally, at the Effective Time, each option to purchase Company Common Stock under the Company’s Omnibus Equity Incentive Plan, dated as of December 10, 2024, as amended (the “Company Equity

Incentive Plan,” and each such option, a “Company Stock Option”) outstanding immediately before the Effective Time, whether vested or unvested, was automatically assumed by Parent and converted into an option to purchase shares of Parent Common Stock (each, a “Converted Option”). Each Converted Option continues to have and be subject to substantially the same terms and conditions as were applicable to such Company Stock Option immediately before the Effective Time (including expiration date, vesting conditions, and exercise provisions), except that (i) each Converted Option is exercisable for a number of shares of Parent Common Stock equal to the product (rounded down to the nearest whole number) of (A) the number of shares of Company Common Stock subject to the Company Stock Option immediately before the Effective Time and (B) the Exchange Ratio, and (ii) the per share exercise price for each share of Parent Common Stock issuable upon exercise of the Converted Option is equal to the quotient (rounded up to the nearest whole cent) obtained by dividing (A) the exercise price per share of Company Common Stock of such Company Stock Option immediately before the Effective Time by (B) the Exchange Ratio.
As of the Effective Time, each award of shares of Company Common Stock subject solely to time-based vesting (each, a “Company RS Award”) that was outstanding under the Company Equity Incentive Plan immediately prior to the Effective Time automatically (i) vested in full immediately prior to the Effective Time and (ii) was cancelled and converted into the right to receive, at the Effective Time, without interest, the Merger Consideration and any cash to be paid in lieu of fractional shares with respect to each share of Company Common Stock subject to such Company RS Award.
As of the Effective Time, each award of outstanding restricted stock unit that was (i) subject in whole or in part to performance-based vesting and (ii) payable in cash (each, a “Company Cash-Settled PSU Award”) that was outstanding under the Company Equity Incentive Plan immediately prior to the Effective Time automatically (i) vested in full, with performance conditions deemed to have been satisfied at the target level, immediately prior to the Effective Time and (ii) was cancelled without any action on the part of any holder or beneficiary thereof in consideration for the right to receive a lump sum cash payment with respect thereto equal to the product of (A) the total number of shares of Company Common Stock subject to such Company Cash-Settled PSU Award (after giving effect to the deemed performance attainment described in clause (i), and (B) the closing trading price per share of Company Common Stock reported on the New York Stock Exchange (the “NYSE”) on the trading date immediately preceding the Closing Date, net of any applicable tax withholding.
As of the Effective Time, any amounts in a Company Board member’s “Deferred Stock Account” (as such term is defined under the Company’s Director Deferred Compensation Plan) (each a “Company Director Deferred Stock Award”) became payable in a lump sum cash payment equal to (i) the total number of shares of Company Common Stock subject to such Company Director Deferred Stock Award, and (ii) the closing trading price per share of Company Common Stock reported on the NYSE on the trading date immediately preceding the Closing Date, net of any applicable tax withholding.
The issuance of shares of Crescent Class A Common Stock in connection with the Mergers was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Crescent’s registration statement on Form S-4 (File No. 333- 290422), which became effective in accordance with the provisions of Section 8(a) of the Securities Act.
The foregoing description of the Mergers and the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference into this Item 2.01.
Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided under the Introductory Note and Item 1.01 in this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 24, 2025, the board of directors of Crescent (the “Board”) approved, in accordance with the terms of the Merger Agreement, (i) increasing the number of directors constituting its Board to twelve, effective immediately prior to, and conditioned on, the Initial Merger Effective Time, and (ii) the appointment of two new directors to the Board, effective concurrently with the increase in the size of the Board and resignation of one existing member of the Board, and conditioned upon the Initial Merger Effective Time to fill the newly created vacancies on the Board.
On December 14, 2025, and in connection with the consummation of the Mergers and the appointment of William Albrecht and Jarvis Hollingsworth as directors, Michael Duginski resigned from his position as a director on the Board and his position as a member of the Nominating & Governance Committee. Mr. Duginski’s resignation was not due to any dispute or disagreement.
On December 15, 2025, in connection with the consummation of the Mergers, William Albrecht and Jarvis Hollingsworth were appointed as directors of the Board. Messrs. Albrecht and Hollingsworth previously served on the board of directors of Vital, and Mr. Albrecht served as the chairman of the board of directors of Vital. Biographical information for Messrs. Albrecht and Hollingsworth is set forth in Vital’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (“SEC”) on April 10, 2025, which information is incorporated by reference into this Item 5.02.
Each of Messrs. Albrecht and Hollingsworth will be entitled to receive director compensation under Crescent’s current director compensation program, described in Item 11 of Crescent’s Annual Report on Form 10-K for the year ended December 31, 2024, filed by Crescent on February 26, 2025, which disclosure is incorporated by reference into this Item 5.02.
Neither of Messrs. Albrecht and Hollingsworth are related to any officer or director of Crescent. There are no transactions or relationships between such director and Crescent that would be required to be reported under Item 404(a) of Regulation S-K.
On the Closing Date and in connection with the consummation of the Mergers, Crescent entered into its standard indemnification agreements (together, the “Indemnification Agreements”) with each of Messrs. Albrecht and Hollingsworth. The Indemnification Agreements require Crescent to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to Crescent, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.
The foregoing description of the Indemnification Agreements is not complete and is qualified in its entirety by reference to the full text of the Indemnification Agreements, copies of which are included as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
At Crescent’s Special Meeting of Stockholders held on December 12, 2025 (the “Special Meeting”), in connection with the Mergers, Crescent’s stockholders voted on the following proposals as set forth below. Each proposal voted on at the Special Meeting is described in detail in the joint proxy statement/prospectus included in the registration statement filed with the SEC on November 12, 2025, and mailed to Crescent stockholders on or about November 12, 2025.
As of the close of business on October 16, 2025, the record date for the Special Meeting, there were approximately 254,631,041 shares of Class A common stock, par value $0.0001 per share, of Crescent (the “Crescent Common Stock”) issued and entitled to vote at the Special Meeting. Each share of Crescent Common Stock was entitled to one vote with respect to each proposal. A total of 211,259,691 shares of Crescent Common Stock, representing approximately 82.96% of the outstanding shares of Crescent Common Stock entitled to vote at the Special Meeting, were present virtually or by proxy, constituting a quorum.

At the Special Meeting, each of the proposals set forth at the Special Meeting was approved by the affirmative vote of the number of shares of Company Common Stock required to approve such proposals.
The final voting results for each of the proposals voted on at the Special Meeting are set forth below:
1.Crescent Issuance Proposal: To approve the issuance of shares of Crescent Common Stock in connection with the Mergers as contemplated by the Merger Agreement (the “Crescent Issuance Proposal”).

For	Against	Abstain
207,032,108	3,813,274	414,309
2.Crescent Adjournment Proposal: To approve one or more adjournments of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Crescent Issuance Proposal. This proposal was rendered moot as the Crescent Issuance Proposal was approved by the requisite number of shares voted on at the Special Meeting.

For	Against	Abstain
198,065,792	12,756,699	437,200
Item 7.01.    Regulation FD Disclosure.
On December 15, 2025, Crescent issued a press release announcing the completion of the Mergers and other matters. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
The information in this Item 7.01, including Exhibit 99.1 to this Current Report on Form 8-K, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited consolidated financial statements of Vital as of December 31, 2024 and 2023 and for each of the three years ended December 31, 2024, 2023 and 2022 are incorporated by reference in this Current Report on Form 8-K from Vital’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 24, 2025 (File No. 001-35380).
The historical unaudited consolidated financial statements of Vital as of September 30, 2025 and for the three and nine months ended September 30, 2025 and 2024 are incorporated by reference in this Current Report on Form 8-K from Vital’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, filed with the SEC on November 3, 2025 (File No. 001-35380).
The audited consolidated financial statements of Point Energy Partners Operating, LLC, which comprise the consolidated balance sheets as of December 31, 2023 and 2022, the related consolidated statements of operations, changes in member’s equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements, are incorporated by reference in this Current Report on Form 8-K from Vital’s Current Report on Form 8-K, filed with the SEC on September 23, 2024 (File No. 001-35380).
The unaudited consolidated financial statements of Point Energy Partners Operating, LLC, which comprise the consolidated balance sheets as of June 30, 2024, and December 31, 2023, the related consolidated statements of operations, changes in member’s equity, and cash flows for the six-month periods ended June 30, 2024 and 2023, and the related notes to the unaudited consolidated financial statements, are incorporated by reference in this Current Report on Form 8-K from Vital’s Current Report on Form 8-K, filed with the SEC on September 23, 2024 (File No. 001-35380).
(b) Pro forma financial information
The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Mergers, the Ridgemar Acquisition and the SilverBow Acquisition (as each are defined therein) were previously filed with the SEC by Crescent on the Current Report on Form 8-K dated November 5, 2025, and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith:
•Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2025
•Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2024 and for the nine months ended September 30, 2025; and
•Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits.

Exhibit No.	Description

2.1#*
Agreement and Plan of Merger, dated as of August 24, 2025, by and among Crescent Energy Company, Vital Energy, Inc., Venus Merger Sub I Inc. and Merger Sub II LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on August 25, 2025).

4.1
Indenture, dated as of July 16, 2021, among Laredo Petroleum, Inc., Laredo Midstream Services, LLC, Garden City Minerals, LLC and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Vital Energy, Inc.’s Current Report on Form 8-K (File No. 001-35380), filed with the SEC on July 16, 2021).

4.2	First Supplemental Indenture, dated December 5, 2023, among Crescent Energy Finance LLC, the guarantors named therein, and U.S. Bank Trust Company, National Association.

4.3	Second Supplemental Indenture, dated December 12, 2025, among Vital Energy, Inc., the guarantors named therein, and Computershare Trust Company, National Association.

4.4	Third Supplemental Indenture, dated December 15, 2025, among Crescent Energy Finance, LLC, the guarantors named therein, and Computershare Trust Company, National Association.

4.5
Indenture, dated as of March 18, 2015, among Laredo Petroleum, Inc., Laredo Midstream Services, LLC, Garden City Minerals, LLC and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Vital Energy, Inc.’s Current Report on Form 8-K (File No. 001-35380), filed with the SEC on March 3, 2015).

4.6
Fifth Supplemental Indenture, dated as of September 25, 2023, among Vital Energy, Inc., Vital Midstream Services, LLC and U.S. Bank Trust Company, National Association, as trustee. (incorporated by reference to Exhibit 4.2 to Vital Energy, Inc.’s Current Report on Form 8-K (File No. 001-35380), filed with the SEC on September 25, 2023).

4.7	Sixth Supplemental Indenture, dated December 12, 2025, among Vital Energy, Inc., the guarantors named therein, and U.S. Bank Trust Company, National Association.

4.8
Seventh Supplemental Indenture, dated December 15, 2025, among Crescent Energy Finance, LLC, the guarantors named therein, and U.S. Bank Trust Company, National Association, and Computershare Trust Company, National Association.

4.9
Indenture, dated as of March 28, 2024, among Vital Energy, Inc., Vital Midstream Services, LLC and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Vital Energy, Inc.’s Current Report on Form 8-K (File No. 001-35380), filed with the SEC on March 28, 2024).

4.10	First Supplemental Indenture, dated December 15, 2025, among Crescent Energy Finance, LLC, the guarantors named therein, and U.S. Bank Trust Company, National Association.

10.1	Indemnification Agreement (William E. Albrecht).

10.2	Indemnification Agreement (Jarvis V. Hollingsworth).

23.1	Consent of Ernst & Young LLP.

23.2	Consent of Deloitte & Touche LLP.

23.3	Consent of Ryder Scott Company, L.P.

23.4	Consent of Netherland, Sewell & Associates, Inc.

99.1	Press Release, dated December 15, 2025.

99.2
Summary report of Ryder Scott Company, L.P. of Estimate Future Reserves and Income Attributable to Certain Leasehold and Royalty Interests owned by Vital Energy, Inc. as of December 31, 2024, dated January 17, 2025 (incorporated by reference to Exhibit 99.1 to Vital Energy, Inc.’s Annual Report on Form 10-K (File No. 001-35380), filed with the SEC on February 24, 2025).

99.3
Reserves report of Netherland, Sewell & Associates, Inc. certain oil and gas properties owned by Point Energy Partners Operating, LLC as of December 31, 2023, dated August 21, 2024 (incorporated by reference to Exhibit 99.4 to Vital Energy, Inc.’s Current Report on Form 8-K (File No. 001-35380), filed with the SEC on September 24, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
______________
#    Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.
*    Certain portions of this exhibit are omitted pursuant to Item 601(b)(2) or Item 601(b)(10)(iv) of Regulations S-K because they are not material and are the type that the registrant treats as private or confidential. The registrant hereby undertakes to furnish a copy of any omitted portion upon request by the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT ENERGY COMPANY

Date: December 15, 2025	By:	/s/ Bo Shi
	Name:	Bo Shi
	Title:	General Counsel and Corporate Secretary